EXHIBIT 24.1



                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 of U.S. Bancorp, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

               Signature                                  Date
               ---------                                  ----



         /s/ JERRY A. GRUNDHOFER                    February 27, 2001
   ------------------------------------
           Jerry A. Grundhofer
  President And Chief Executive Officer
      (Principal Executive Officer)


         /s/  DAVID MOFFET                          February 27, 2001
   ---------------------------------
             David Moffett
        Chief Financial Officer
     (principal financial officer)


         /s/ TERRANCE DOLAN                         February 27, 2001
   ------------------------------------
             Terrance Dolan
               Controller
     (principal accounting officer)


      /s/ VICTORIA BUYNISKI GLUCKMAN                February 27, 2001
   ---------------------------------------
  Victoria Buyniski Gluckman, Director

         /s/ JOHN C. DANNEMILLER                    February 27, 2001
   ------------------------------------
     John C. Dannemiller, Director


         /s/ J.P. HAYDEN                            February 27, 2001
   ------------------------------------
       J.P. Hayden, Jr., Director


         /s/ THOMAS H. JACOBSEN                     February 27, 2001
   ------------------------------------
      Thomas H. Jacobsen, Director


         /s/ SHELDON B. LUBAR                       February 27, 2001
   ---------------------------------
       Sheldon B. Lubar, Director


         /s/ FRANK LYON, JR.                        February 27, 2001
   ------------------------------------
       Frank Lyon, Jr., Director


         /s/ DANIEL F. MCKEITHAN, JR.               February 27, 2001
   ---------------------------------------
    Daniel F. McKeithan, Jr., Director


         /s/ DAVID B. O'MALEY                       February 27, 2001
   ---------------------------------
       David B. O'Maley, Director


         /s/ THOMAS E. PETRY                        February 27, 2001
   ------------------------------------
       Thomas E. Petry, Director


         /s/ JOHN J. STOLLENWERK                    February 27, 2001
   ------------------------------------
     John J. Stollenwerk, Director


         /s/ PATRICK T. STOKES                      February 27, 2001
   ------------------------------------
      Patrick T. Stokes, Director


         /s/ JOHN F. GRUNDHOFER                     February 27, 2001
   ------------------------------------
      John F. Grundhofer, Director

         /s/ LINDA L. AHLERS                        February 27, 2001
   ------------------------------------
       Linda L. Ahlers, Director


         /s/ ARTHUR D. COLLINS, JR.                 February 27, 2001
   ------------------------------------
    Arthur D. Collins, Jr., Director


         /s/ JOEL W. JOHNSON                        February 27, 2001
   ------------------------------------
       Joel W. Johnson, Director


         /s/ S. WALTER RICHEY                       February 27, 2001
   ---------------------------------
       S. Walter Richey, Director



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* Previously filed.